SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2025
DAVE & BUSTER’S ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd., Suite 500 Coppell, TX 75019
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant's Business and Operations
Item 1.01.    Entry into a Material Definitive Agreement.

Letter Agreement with Hill Path Capital LP, et al.

On January 30, 2025, Dave & Buster’s Entertainment, Inc. (the “Company”), James Chambers, Scott I. Ross and Hill Path Capital LP (“Hill Path”) entered into a Letter Agreement (the “Letter Agreement”).

Pursuant to the Letter Agreement, the Company agreed that the board of directors of the Company (the “Board”) would appoint Scott I. Ross (the “Designee”, and together with James Chambers, the "Designees") to the Board effective January 30, 2025. As set forth in the Letter Agreement, the Company further agreed to nominate the Designees for election to the Board at its 2025 annual stockholder meeting (the “2025 Annual Meeting”) and use its reasonable best efforts to cause the election of the Designees to the Board at the 2025 Annual Meeting, consistent with the Company’s efforts to elect other Company nominees.

Concurrently with the appointment of the Designee to the Board, the Company has agreed that the Board will appoint the Designee to the Board’s Nominating and Corporate Governance Committee and Finance Committee.

Under the Letter Agreement, Hill Path agreed to vote its shares at the 2025 Annual Meeting (i) in favor of the Company’s director nominees, (ii) in a manner consistent with the recommendations of the Board with respect to the approval of the Company’s proposals regarding (a) the omnibus incentive plan, (b) executive compensation, and (c) the appointment of the Board’s recommended independent auditor and (iii) against any third-party nominations or proposals not recommended by the Board. In connection with the foregoing, until the end of the 2025 Annual Meeting, Hill Path agreed not to transfer any voting rights in respect of any of its shares unless and until it transfers beneficial ownership of such shares.

In the Letter Agreement, Hill Path and the Company agreed to adjust the definition of “Restricted Period” for certain purposes under that certain Amended and Restated Cooperation Agreement, dated July 11, 2022, by and among the Company, James Chambers and Hill Path (the “Cooperation Agreement”), to mean the later of (i) the date that is ten (10) days after such time as no Hill Path Designee (as defined in the Cooperation Agreement) serves as a member of the Board and (ii) the one-year anniversary of the date of the Letter Agreement.

A copy of the Letter Agreement is furnished with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Section 5 -– Corporate Governance and Management
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2025, the Board appointed Scott I. Ross, 44, to the Board and to the Nominating and Corporate Governance Committee and Finance Committee of the Board, in each case effective January 30, 2025, and in accordance with the terms of the Letter Agreement, as described in Item 1.01 hereof, and filed as an exhibit herewith.

Other than as described in Item 1.01 hereof, there are no arrangements or understandings between Mr. Ross and any other person pursuant to which he was appointed as a director. Following Mr. Ross’s appointment to the Board, the size of the Board will be eight directors. Additionally, with Mr. Ross’s appointment to the Nominating and Corporate Governance Committee, members of such Committee are now Jennifer Storms (Chair), Michael J. Griffith, Gail Mandel, Scott I. Ross, and Atish Shah; with Mr. Ross’s appointment to the Finance Committee of the Board, the members of such Committee are now Hamish A. Dodds (Chair), James Chambers, Scott I. Ross, and Kevin M. Sheehan.

Mr. Ross is the Founder and Managing Partner of Hill Path Capital. Mr. Ross was previously a Partner at Apollo Management (which he joined in 2004) where he focused on private equity and debt investments in the lodging, leisure, entertainment, consumer and business services sectors. Prior to Apollo, Mr. Ross was a member of the Principal Investment Area in the Merchant Banking Division of Goldman, Sachs & Co. and a Member of the Principal Finance Group in the Fixed Income, Currencies, and Commodities Division of Goldman, Sachs & Company. Mr. Ross was employed by Shumway Capital Partners from August 2008 to September 2009. Mr. Ross currently serves as the Chairman of the Board of Directors of United Parks & Resorts, Inc. (the parent company of SeaWorld, Busch Gardens, Discovery

Cove, and Sesame Place) and as a Director on the Board of Directors of The ONE Group Hospitality, Inc. (the parent company of STK, Benihana, and other restaurant brands). Mr. Ross has previously served on the Board of Directors of Diamond Eagle Acquisition Corp., Great Wolf Resorts, Inc., EVERTEC, Inc. and CEC Entertainment, Inc. (the parent company of Chuck E. Cheese and Peter Piper Pizza). Mr. Ross graduated magna cum laude from Georgetown University with a B.A. degree in Economics and was elected to Phi Beta Kappa.

Mr. Ross’s compensation for his service as non-employee director will be consistent with that of the Company’s other non-employee directors as set forth in the Company’s definitive Proxy Statement filed on May 8, 2024, with the Securities and Exchange Commission. Mr. Ross is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K other than the Letter Agreement described in Item 1.01 hereof.
Section 7 – Regulation FD
Item 7.01.    Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release announcing the appointment of Mr. Ross to the Board of the Company, among other things. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

10.1	Letter Agreement, dated January 30, 2025, among Dave & Buster's Entertainment, Inc., James Chambers, Scott I. Ross and Hill Path Capital LP.
99.1	Press release dated February 3, 2025.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: February 3, 2025	By:	/s/ Rodolfo Rodriguez, Jr.
Rodolfo Rodriguez, Jr.
Senior Vice President, Chief Legal Officer and Secretary
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